EXHIBIT 10.34

USbancorp                                                 MASTER LEASE AGREEMENT
----------------
Equipment Finance, Inc.

THIS LEASE, dated as of January 20, 2005, is made by and between U.S. Bancorp Equipment Finance, Inc. - Machine Tool Finance Group, hereafter referred to as "Lessor," and ERAN ENGINEERING, INC., hereafter referred to as "Lessee."

LESSOR AND LESSEE COVENANT AND AGREE AS FOLLOWS:

1. PROPERTY LEASED. Lessor agrees to lease to Lessee and Lessee agrees to lease from Lessor the personal property ("Property") together with any replacements, additions, repairs, now or hereafter incorporated therein as described in any Schedule to Master Lease Agreement ("Schedule") now or hereafter executed by the parties hereto.

2. TERM. This Lease shall become effective on the execution hereof by Lessor. The Term of this Lease may consist of an "Interim Term" and a "Base Term" in regard to each Schedule. The Interim Term for each Schedule shall begin on the date that Lessee executes a Delivery and Acceptance Certificate in connection with any item of Property or provides to Lessor written authorization for payment for such item of Property. Each Interim Term shall continue until the Base Term Commencement Date set forth in each Schedule. The Base Term for each Schedule shall begin on the Base Term Commencement Date and shall continue for the period specified in each Schedule. During each Interim Term, if any, Lessee shall pay rental ("Interim Rental") in the amount set forth in each Schedule plus applicable tax thereon.

3. RENT, PAYMENT AND TAXES. Rental payments are specified in each Schedule. All rents shall be payable by Lessee each month on or before the payment date shown in each Schedule at Lessor's address herein, or as otherwise directed by Lessor, without notice or demand and without abatement, set-off or deduction of any amount whatsoever. Lessee shall pay when due all taxes, fees, assessments, or other charges, however designated, now or hereafter levied or based upon the rentals, ownership, use, possession, leasing, operation, control, or maintenance of the Property, whether or not payable by Lessor, excluding Lessor's income, franchise and business and occupation taxes, and shall supply Lessor with proof of payment satisfactory to Lessor at least seven (7) days before delinquency. At its option, Lessor may pay any tax, assessment, insurance premium, expense, repair, release, confiscation expense, lien, encumbrance, or other charge or fee payable hereunder by Lessee, and any amount so paid shall be repayable by Lessee on demand.

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For any payment due  hereunder  which is not paid within ten (10) days after the date such payment is due. Lessee agrees to pay a late charge calculated thereon at a rate of five percent (5%) of such overdue amount. The parties hereto agree that: a) the amount of such late charge represents a reasonable estimate of the cost that Lessor would incur in processing each delinquent payment by Lessee and that such late charge shall be paid an liquidated damage for each delinquent payment; and, b) the payment of late charges and the payment of Default Interest are distinct and separate from one mother. Acceptance of any late charge or interest shall not constitute a waiver of default with respect to the overdue amount or prevent Lessor from exercising any other available rights and remedies. Payments received shall be applied first to delinquent amounts due, including late charges, then to current installments. If any such rental payment is made by check and such check is returned to Lessor for any reason, including without limitation, insufficient funds in Lessee's account, then Lessee shall be assessed a fee of $25.00 in addition to any other late charge or any other fee which may be applicable. If the Property is located in a jurisdiction which imposes any "Sales," "Use," or "Rental" tax, at Lessor's option, Lessor shall collect such tax from Lessee and remit such tax to the appropriate taxing authority or Lessee aha11 remit such tax directly to the appropriate taxing authority. Such requirement may only be waived if Lessee is exempt from such tax under applicable laws or regulations. Lessee is responsible for ensuring that such exemption is properly documented in accordance with such laws and regulations and that such documentation is provided to Lessor at the inception of each Schedule.

Except as specifically provided in the Schedule, if the Property is subject to personal property taxes, Lessor shall report all leased Property to the proper taxing authorities unless the laws or regulations of the applicable taxing jurisdictions require that Lessee shall report such Property. If Lessor receives any invoice from the taxing authorities for applicable personal property taxes, Lessor shall pay any such taxes directly and Lessee agrees to reimburse Lessor for all such taxes paid by Lessor. If Lessee receives any such invoice, Lessee agrees to promptly remit such taxes directly to the taxing authorities and maintain proof of payment. Upon termination of each Schedule, Lessor will, if applicable, estimate Personal Property Taxes on the Property based upon the most recent tax assessment of the Property or on the tax rates and taxable value calculations as available from the appropriate taxing jurisdiction. In the event that the actual personal property tax bill is within SSOO.OO of such estimate, then Lessor shall not seek reimbursement from Lessee for my underpayment, and Lessor may retain any overpayment. If the difference between such estimate and the actual tax bill exceeds S500.00, Lessor shall refund or Lessee shall remit the entire difference.

4. LOSS OR DAMAGE. No loss or damage to the Property, a any of it, shall impair my obligation of Lessee hereunder. Lessee assumes all risk of damage to or loss of the Property, however caused, while in transit and during the term hereof. If any Property is totally destroyed, Lessee's liability to pay rent for it may be discharged by paying Lessor the Stipulated Loss Value of the P r o m if such a Value is provided in the applicable Schedule or, the amount specified in Section 14(e) of this Lease, less the amount of any recovery received by Lessor from any insurance or other source.

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5. OWNERSHIP,  LOCATION,  MALNTENANCE  AND USE.  Lessee  transfers to Lessor all right, title and interest, including any and all ownership interest, which Lessee may have in or to the Property. Lessee represents and warrants that it has the legal right to make such transfer and that such transfer does not constitute a transfer of all or substantially all of the assets of Lessee, and that such transfer does not constitute all or a portion of a "bulk transfer" under he Uniform Commercial Code. Unless otherwise stated in any Schedule, Lessor shall be he owner of and hold legal title to the Property for all purposes. At its own risk, Lessee shall use or permit the USC of the Property primarily at the location specified in the Schedule (unless the Property is mobile, in which case it may be moved in the ordinary course of business) and shall not remove the Property from such location without prompt written notice to Lessor. Notwithstanding the foregoing, the Property shall not be moved outside the United States without Lessor's prior written consent. Without Lessor's prior written consent, Lessee shall not loan, sublet, part with possession or otherwise dispose of the Property. Lessee shall at its sole expense maintain the Property in good repair, appearance and functional order and in compliance with any manufacturer's and regulatory maintenance and performance standards, shall keep complete records and documents regarding its use, maintenance and repair, shall not use or permit the use of the Property in any unintended, injurious or unlawful manner, shall not permit use or operation of the Property by any one other than Lessee's qualified employees and shall not change or alter the Property without Lessee's written consent. Lessee shall adhere to reasonable practices for Lessee's industry and the type of Property, for security against terrorism and other risks. Lessee shall not create, cause, or permit any kind of claim, levy, lien or legal process on the Property, and shall forthwith satisfy, remove and procure the release thereof. The Property is and always shall remain personal property. Lessee shall not cause or permit the Property to be used or located in such a manner that it might be deemed a fixture. Lessee shall secure from each person not a party hereto who might secure an interest lien or other claim in the Property, a waiver thereof. At
Lessor's request, Lessee shall affix and maintain, at its expense, in a prominent and visible location, all ownership notices supplied by Lessor.

6. LEASE. This is a non-cancelable contract of lease. Except as otherwise provided in any Schedule hereunder, nothing herein or in any other document executed in conjunction herewith shall be construed as conveying or granting to Lessee any right, title or interest, legal or equitable, in or to the Property, other than possession and use, subject to and upon full compliance with the provisions hereof. Lessor shall not interfere with Lessee's right of quiet enjoyment so long as there is no Event of Default hereunder. Lessee and Lessor agree that this Leasc\e is a "Finance Lease" as defined by the Uniform Commercial Code Article 2A, the Uniform Personal Property Leasing Act. Notwithstanding the foregoing, Lessee hereby grants to Lessor a security interest in the Property and in any of Lessee's rights in any associated software, as security for all Lessee's obligations to Lessor of every kind and nature. Lessee authorizes Lessor to file financing statement(s) and to be named as lienholder and/or owner on any vehicle title(s).

Lessee hereby acknowledges that all of the leased Property was selected by Lessee from supplier(s) chosen by Lessee. Lessee is familiar with all supply contract rights provided by the supplier(s) and is aware that the supplier(s) may be contacted for a full description of any rights Lessee may have under any supply contract. Providing Lessee is not in default under this Lease, Lessor hereby assigns to Lessee, without recourse, all rights arising under any warranties applicable to the Property provided by the manufacturer or any other person. All proceeds of any warranty claim from the manufacturer or any other person shall first be used to repair the affected Property.

7. GENERAL INDEMNIFICATION AND INSURANCE. Lessee assumes liability for, and agrees to defend, indemnify and hold Lessor harmless from any claim, liability, loss, cost, expense, or damage of every nature (including, without limitation, fines, forfeitures, penalties, settlements, and attorneys' fee) by or to any person whomsoever and/or property whatsoever, regardless of the basis, including allegations (by third parties) of wrongful, negligent or improper act or misuse by Lessor, which results from or pertains to the leasing, manufacturer, delivery, ownership, use, possession, selection, performance, operation, inspection, condition (including without limitation, latent or other defects, and whether or not discoverable), improvements, removal, return or storage of the Property, except arising while the Property is in the possession of Lessor or its agent.

Upon request of Lessor, Lessee shall assume the defense of all demands, claims, or actions, suits and all proceedings against Lessor for which indemnity is provided and shall allow Lessor to participate in the defense thereof. Lessor shall be subrogated to all rights of Lessee for any matter which Lessor has assumed obligation hereunder, and may settle any such demand, claim, or action without Lessee's prior consent, and without prejudice to Lessor's right to indemnification hereunder.

At its expense, Lessee shall maintain in force, at all times from shipment of the Property to Lessee until surrender thereof, property damage and risk insurance and liability insurance with such coverage and from such insurance carriers as shall be satisfactory to Lessor. The Property must be insured against all risks which are customarily insured against on the type of property leased hereunder. The amount of Lessee's liability insurance shall not be less than $1,000,000.00. Such insurance policies must name Lessor as an additional insured and loss payee, and provide for ten (10) days advance written notice to Lessor of modification or cancellation. Lessee shall, upon request, deliver to Lessor satisfactory evidence of the insurance coverage. In the event Lessee fails to do so, Lessor may, at Lessor's option, in addition to any other rights available to Lessor, obtain coverage, and any sum paid therefor by Lessor (including any charges assessed by Lessor for such service) shall be immediately due and payable to Lessor by Lessee.

8. INCOME TAX INDEMNITY. Lessee hereby represents, warrants, and covenants Lessor as follow:

(a) This Lease all be a lease for federal and state income tax purposes; Lessor shall be treated as the purchaser, owner, lessor, and original user of the Property and Lessee shall be mated as the lessee of the Property for such purposes.

(b) Lessor shall be entitled to depreciation deduction with respect to each item of Property as provided by Section 167(a) of the Internal Revenue Code of 1986. as amended (the "Code"), determined under Section 168 of the Code by using the applicable depreciation method, the applicable recovery period, and the applicable convention, all as may be specified on the applicable Schedule for the Property, and Lessor shall also be entitled to corresponding state depreciation deductions.

(c) For purposes of determining depreciation deductions, the Property shall have an income tax basis equal to Lessor's cost for the Property specified on the applicable Schedule, plus such expenses of the transaction incurred by Lessor as may be included in basis under Section 1012 of the Code, and shall be placed in service (and certified as such by Lessee) by the last business day of the same calendar year in which the Schedule for such Property is executed. (d) The maximum federal and state income tax rates applicable to Lessor in effect on the date of execution and delivery of a Schedule with respect to an item or items of Property will not change during the lease term applicable to such Property.

If for any reason whatsoever any of the representations, warranties, or covenants of Lessee contained in this Lease or in any other agreement relating to the Property shall prove to be incorrect and (i) Lessor shall determine that it is not entitled to claim all or any portion of the depreciation deductions in the amounts and in the taxable years determined as specified in (3) and (c), above, or (ii) such depreciation deductions are disallowed, adjusted, recomputed, reduced, or recaptured, in whole or in part, by the Internal Revenue Service or applicable state taxing authority (such determination, disallowance, adjustment, recomputation, reduction, or recapture being herein called a "Loss"), then Lessee shall pay to Lessor as an indemnity and as additional rent such amount as shall, in the reasonable opinion of Lessor, cause Lessor's after-tax economic yield (the "Net Economic Return") to qua1 the Net Economic Return that would have been realized by Lessor if such Loss had not occurred. The amount payable to Lessor pursuant to this section shall be payable on the next succeeding rental payment date after written demand therefor from Lessor accompanied by a written statement describing in reasonable detail such Loss and the computation of the amount so payable.

Further,  in the event (i) there shall be any change,  amendment,  addition,  or modification of any provision of applicable state law or of the Code or regulations thereunder or interpretation thereof with respect to the matters set for& in this section with respect to any Property or (ii) if at any time there shall be any change, amendment, addition, or modification of any provision of applicable state law or of the Code or regulations thereunder or interpretation thereof with respect to the maximum applicable federal and state income tax rates as set forth in (d) above, which results in a decrease in Lessor's Net Economic Return, then Lessor shall recalculate and submit to Lessee the modified rental rate required to provide Lessor with the same Net Economic Return as it would have realized absent such change and the Lease shall thereupon automatically be deemed to be amended to adopt such rental rate and values.

9. INSPECTION AND REPORTS. Lessor shall have the right, at any reasonable time, to enter on Lessee's premises or elsewhere and inspect the Property and any records and document regarding its use, maintenance and repair. Lessee shall give Lessor immediate notice and copy of all tax notices, reports, or inquiries, and of all seizure, attachment, or judicial process affecting or relating to the use, maintenance, operation, possession, or ownership of the Property. Upon
Lessor's request, but in no event later than thirty (30) days after such request, Lessee shall deliver all information requested by Lessor which Lessor deems responsibility necessary to determine Lessee's faithful performance of the term hereof. Within I50 days after the close of each fiscal year of Lessee, Lessee shall deliver to Lessor true and complete copies of its financial statements (including. without limitation, a balance sheet, a statement of income and surplus account and a statement of changes in financial position) for the immediately preceding fiscal year, setting forth the corresponding figures for the prior fiscal year in comparative form, all in reasonable detail without any qualification or exception deemed material by Lessor. Such financial statements shall be prepared at least as a review by Lessee's independent certified accountants and, if prepared as an audit, shall be certified by such accountants. Lessee shall also Furnish Lessor with any other financial information deemed reasonably necessary by Lessor. Each financial statement submitted by Lessee to Lessor shall be prepared in accordance with generally accepted accounting principles consistently applied and shall fairly and accurately present the Lessee's financial condition and results of operations for the period to which it pertains.

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10. LESSEE'S REPRESENTATIONS AND WARRANTLES. Lessee hereby represents, warrants, and covenants that:

(a) Lessee has adequate power and capacity to enter into this b e , any Schedule, and any other documents required to be delivered in connection with this Lease (collectively, the "Documents"); the Documents have been duly authorized, executed and delivered by Lessee and constitute valid, legal and binding agreements, enforceable in accordance with their terms; there are no proceedings presently pending or, to the best knowledge of Lessee, threatened against Lessee which will impair its ability to perform under the Lease; and all information supplied to Lessor is accurate and complete.

(b) Lessee's entering into the Lease and leasing the Property does not and will not; (i) violate any judgment, order, or law applicable to the Lease, Lessee or Lessee's organizational documents; or (ii) result in the creation of any lien, security interest or other encumbrance upon the Property, other than s granted hereunder.

(c) All information and representations furnished by Lessee to Lessor concerning the Property arc accurate and correct.

(d) All financial data of Lessee or of any consolidated group of companies of which Lessee is a member ("Lessee Group") delivered to Lessor have been prepared in accordance with generally accepted accounting principles applied on a consistent basis with prior periods and fairly present the financial position and results from operations of Lessee, or of the Lessee Group, as of the stated date and period(s). Since the date of the most recently delivered financial data, there has been no material adverse change in the financial or operating condition of Lessee or of the Lessee Group.

(e) If Lessee is a business entity, it is and shall be validly existing and in good standing under laws of the state of its organization, and Lessee shall give written notice to Lessor within 30 days of any termination or revocation of Lessee's existence by its state of organization. Lessee shall not change its state of organization, headquarters or residence without providing prior written notice to Lessor. The persons signing the Documents are acting with all necessary authority and hold the offices indicated below their signatures, which arc genuine.

11. ASSIGNMENT. LESSEE SHALL NOT ASSIGN OR IN ANY WAY DISPOSE OF ALL OR ANY OF ITS RIGHTS OR OBLIGATIONS UNDER THIS LEASE OR ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE LEASED PROPERTY WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR IN CONNECTION WITH THE GRANTING OF SUCH CONSENT AND THE PREPARATION OF NECESSARY DOCUMENTATION, A FEE SHALL BE ASSESSED EQUAL TO ONE PERCENT (1%) OF THE REMAINING BALANCE THEN DUE HEREUNDER PLUS ANY RESIDUAL VALUE OF THE PROPERTY. In the event that Lessor has consented to any sublease of the Property. Lessee hereby assigns and grants to Lessor a security interest in any and all rights under any sublease(s), to secure all obligations to Lessor, and Lessee shall deliver to Lessor the original of such sublease(s).

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LESSEE AGREES THAT LESSOR MAY ASSIGN OR TRANSFER THIS LEASE OR LESSOR'S INTEREST
IN TRE LEASED PROPERTY WITHOUT NOTICE TO LESSEE. Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under this Lease and Lessee shall not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor. Lessee acknowledges that any assignment or transfer by Lessor will not materially change Lessee's duties or obligations under this Lease nor materially increase the burdens or risks imposed on Law. Lessee shall cooperate with Lessor in executing any documentation reasonably required by Lessor or any assignee of Lessor effectuate any such assignment.

12. SURRENDER. As long as Lessee has provided notice to Lessor in accordance with the Schedule prior to the expiration or termination of the term specified in each Schedule, unless Lessee shall exercise any purchase option granted in connection with such Schedule, Lessee shall, at its risk and expense and according to manufacturer's recommendations, assemble, prepare for delivery, and deliver the applicable Property and all manuals, records, certificates and documents regarding its use, maintenance and repair to any location specified by Lessor within the continental United States. To the extent that any such purchase option specifies that the purchase price shall be the "fair market value" of the Property, the term "fair market value" shall be defined as the value of the Property in continued use. Upon return of the Property any upgrades and improvements shall become the property of Lessor. Any upgrades, parts or improvements may only be removed from the Property if their removal shall not impair the Property ability to operate according to any manufacturer and regulatory performance standards and specifications. The Property shall be delivered unencumbered and free of any liens, charges, or other obligations (including delivery expense and sales or use taxes, if any, arising from such delivery) and shall be in good working order, in the same condition, appearance, and functional order as when first leased hereunder, reasonable wear and tear excepted, and in the condition specified or described in the applicable Schedule. At Lessor's request, Lessee shall at Lessee's expense provide Lessor with a written certification by an independent engineer or other recognized expert acceptable to Lessor to the effect that the Property is in the condition required hereunder. In lieu of delivery, Lessor may, at its option, direct Lessee to dispose of all or a portion of the Property in a proper and lawful manner at a recognized disposal site at Lessee's sole cart and responsibility.

l3. DEFAULT. Time is of the essence under this Lease, and Lessee shall be in default in the event of any of the following ("Event of Default"): (a) any failure to pay when due the full amount of any payment required hereunder, including, without limitation, rent, taxes, liens, insurance, indemnification, repair or other charge; (b) any misstatement or false statement in connection with, or non-performance of any of Lessee's obligations, agreements, or affirmations under or emanating from, this Lease, (c) Lessee's death, dissolution, termination of existence; (d) if any of the following actions or proceedings are not dismissed within sixty (60) days after commencement:
Lessee's insolvency, becoming the subject of a petition in bankruptcy, either voluntary or involuntary, or in any other proceeding under federal bankruptcy laws; making an assignment for benefit of creditors; or being named in, or the Property being subjected to a suit for the appointment of a receiver, (e) any default under any agreement between Lessee and Lessor (other than this Lease) or between Lessee and any affiliate of Lessor; (f) any failure to pay, as and when due, any obligation of Lessee, whether or not to Lessor, arising independently of this Lease; (g) any removal, sale, transfer, sublease, encumbrance, seizure or levy of or upon the Property; (h) bankruptcy, insolvency, termination, death, dissolution, or default of any guarantor for Lessee; or (i) any unauthorized filing by Lessee of a termination statement for any termination statement filed by Lessor.

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14.  REMEDIES.  Upon the occurrence of any Event of Default which  continues for more than ten (10) days and at any time thereafter, Lessor shall have all remedies provided by law; and without limiting the generality of the foregoing and without terminating this Lease, Lessor, at its sole option, shall have the right at any time to exercise concurrently, or separately, without notice to Lessee (unless specifically stated), any one or all of the following remedies.

(a) Request Lessee to assemble the Property and make it available to Lessor at a reasonable place designated by Lessor and put Lessor in possession thereof on demand;

(b) Immediately and without legal proceedings or notice to Lessee, enter the premises, take possession of, remove and retain the Property or render it unusable (any such taking shall not terminate this Lease);

(c) Declare the entire amount of rent and other sums payable hereunder immediately due and payable; however, in no event shall Lessor be entitled to recover any amount in excess of the maximum permitted by applicable law;

(d) Terminate the leasing of any or all items of Property. Such termination shall occur only upon notice by Lessor and only as to such items of Property as Lessor specifically elects to terminate. This Lease shall continue in full force and effect as to any remaining items;

(e) Recover the sum of: (i) any accrued and unpaid rent, plus (ii) the present value of all future rentals reserved in the Lease and contracted to be paid over the unexpired term of the Lease, discounted at the me of six percent (6%); plus,
(iii) the anticipated residual value of the Property as of the expiration of this Lease or my renewal thereof; (iv) any indemnity payment, if then determinable; (v) all commercially reasonable costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Property, including legal expenses and reasonable attorneys' fees; and, (vi) the value of all tax benefits lost to Lessor as a result of Lessee's default or the enforcement by Lessor of any remedy; plus interest on each of the foregoing at a rate of fifteen percent (15.0(degree)/0) per anmum ("Default Interest"); and,

(f) Lessor may, but is not required to, re-lease or sell any or all of the Property at a public or private sale on such terms and notice as Lessor shall deem reasonable. The proceeds of any sale or lease shall be applied in the following order of priorities: (i) to pay all of Lessor's expenses in taking, removing, holding, repairing and disposing of Property, including legal expenses and reasonable attorneys' fees; then (ii) to pay any late charges and interest accrued; then (iii) to pay accrued but unpaid rent together with the anticipated residual value, future rent, interest and all other due but unpaid sums (including any indemnification and sums due under other Leases or agreements in default). Any remaining proceeds will reimburse Lessee for payments which it made to reduce the amounts owed to Lessor in the preceding sentence. Lessor shall keep any excess. If the proceed4 of any sale or lease are not enough to pay the amounts owed to Lessor under this Section. Lessee shall pay the deficiency.

No remedy referred to in this paragraph is intended to be exclusive, but shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at law or in equity.

15. LESSEE'S WAIVERS. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies now or hereafter conferred by statute or otherwise including but not limited to Lessee's rights to: (i) cancel or repudiate this Lease; (ii) reject or revoke Acceptance of the Property; (iii) recover damages from Lessor for any breaches of warranty; (iv) claim, grant or permit a security interest in the Property in Lease's possession or control for any reason; (v) deduct all or part of any claimed damages resulting from Lessor's default, if any, under this lease; (vi ) accept any partial delivery of the Property; (vii) "cover" by making any purchase or lease of or contract to purchase or lease property in substitution for the Property; or (viii) commence legal action against Lessor for specific performance, replevin, sequestration, claim and delivery or the like for the Property.

16. NOTICES, ATTORNEYS' FEES, GOVERNING LAW AND JURY WAIVER. All notices shall be mailed or delivered facsimile transmission or overnight courier to the respective parties at the addresses shown on any Schedule hereto or such other address as a party may provide in writing from time to time. In any interpretation or enforcement of the Lease and any related documents or my dispute related thereto or to the relationship between the parties, Lessee shall pay Lessor's legal expenses and reasonable attorneys' fees, including any incurred before and at trial, on appeal, in any other proceeding or without any litigation being filed. This Lease, and the rights and liabilities of b e parties shall be governed by applicable federal law and the Laws of the State of Oregon. In the event of suit arising out of this Lease, venue may, at Lessor's option, be laid in Multnomah County, Oregon. Service of prows by overnight courier will be sufficient to confer personal jurisdiction over the Lessee. LESSOR AND LESSEE EACH IRREVOCABLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED TO THIS LEASE.

17. SEVERABILITY. If any of he provisions of this Lease are contrary to, prohibited by, or held invalid under applicable laws, regulation or public policy of any jurisdiction in which it is sought to be enforced, then that provision shall be considered inapplicable and omitted but shall not invalidate the remaining provisions. In no event shall this Lease be enforced in any way which permits Lessor to charge or collect interest in excess of the maximum lawful rate. Should interest collected exceed such rare, Lessor shall refund such excess interest to Lessee. In each event, Lessee agrees that Lessor shall not be subject to my penalties provided by law for contracting for or collecting interest in excess of the maximum lawful rate.

18. SURVIVAL. All of Lessor's rights, privileges and indemnities contained herein shall survive the expiration or other termination of the Lease and any Schedules, and the rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by, Lessor, its successors and assigns.

19. LESSOR'S DISCLAIMERS; DISCLAIMERS OF WARRANTIES. Lessor has obtained the Property based on specifications furnished by the Lessee. Lessor does not deal in property of this kind or otherwise hold itself or its agents out as having knowledge or dull peculiar to the Property. Lessee acknowledges that it has relied on its own skill and experience in selecting property suitable to the Lessee's particular needs or purposes and has neither relied upon the skill or judgment of Lessor nor believes that Lessor or its agents possess any special skill or judgment in the selection of Property for Lessee's particular purposes. Further, Lessee has not notified Lessor of Lessee's particular n& in using the Property.

Lessee understands and agrees that neither the supplier(s) nor any salesman or any agent of the supplier(s) is an agent of Lessor. No salesman or agent of supplier is authorized to waive or alter any term or condition of this Lease, and no representation as to the Property or any other matter by the supplier shall in any way affect Lessee's duty to pay the rent and perform its obligation as set forth in this Lease. Lessor shall not be liable to Lessee for any incidental, consequential, or indirect damages or for any act, neglect, omission, breach or default by any third party.

LESSOR ASSUMES NO RESPONSIBILITY FOR AND MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, AS TO THE TITLE, DESIGN, COMPLIANCE WITH SPECIFICATIONS, CONDITION, QUALITY, WORKMANSHIP, OR THE SUITABILITY, SAFETY, ADEQUACY, OPERATION, USE OR PERFORMANCE OF THE PROPERTY OR AS TO ITS MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR AS TO PATENT, TRADEMARK OR COPYRIGHT IFRINGEMENT. ANY DELAY IN DELIVERY SHALL NOT AFFECT THE VALIDITY OF THIS LEASE.

LESSOR SHALL NOT BE LIABLE TO LESSEE FOR ANY REPRESENTATION, CLAIM, BREACH OF WARRANTY, EXPENSE OR LOSS DIRECTLY OR INDIRECTLY CAUSED BY ANY PERSON. INCLUDING LESSOR, OR IN ANY WAY RELATED TO THE PROPERTY.

20. ENTIRE AGREEMENT, WAIVERS, SUCCESSORS, NOTICE. This Lease and any Schedule and associated documents exp1.essly referring hereto (each, a "Transaction") contain the entire agreement of the parties and shall not be qualified or supplemented by course of dealing. However, in any case where the Lessor takes an assignment From a vendor of its security interest in the same Property, the terms of the Transaction shall be incorporated into the assigned agreement and shall prevail over any Inconsistent terms therein but shall not be construed to create a new contract No waiver or modification by Lessor of any of the terms or conditions hereof shall be effective unless in writing signed by an officer of Lessor. No waiver or indulgence by Lessor of any default or deviation by Lessee of any required performance shall be a waiver of Lessor's right to subsequent or other full and timely performance. This Lease shall be binding on the parties hereto and their respective successors and assigns and shall inure to the benefit of such successors and assigns. Paragraph headings shall not be considered a part of this Lease. If any of the executed Documents are delivered to Lessor by facsimile transmission, such Documents (and signatures thereon) shall be treated as, and have the same force and effect as, originals.

Under Oregon law, most agreements, promises and commitments made by Lessor after October 3, 1989, concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the Lessee's residence must be in writing, express consideration and be signed by Lessor to be enforceable.

BY INITIALING THIS SECTION, LESSEE ACKNOWLEDGES THAT LESSEE HAS READ THE ABOVE PARAGRAPHS UNDER SECTION 19, LESSOR'S DISCLAIMERS, AND SECTION 20. ENTIRE AGREEMENT, AND FULLY UNDERSTANDS THEIR CONTENT.


                                                            INITIALED:__________

21. POWER OF AITORNEY. LESSEE HEREBY AUTHORIZES AND APPOINTS LESSOR AS ITS ATTORNEY-IN-FACT TO COMPLETE, AMEND AND EXECUTE IN LESSEE'S NAME AND TO MAKE NON-MATERIAL AMENDMENTS (INCLUDIING COMPLETING AND CONFORMING THE DESCRIPTION OF THE PROPERTY (INCLUDING SERIAL NUMBERS)) ON ANY DOCUMENT IN CONNECTION WITH THIS AGREEMENT (INCLUDING ANY DOCUMENT NECESSARY FOR PROCESSING ANY VEHICLE CERTIFICATE OF TITLE) AND TO OBTAIN, ADJUST AND SETTLE ANY INSURANCE REQUIRED BY THIS AGREEMENT AND TO ENDORSE ANY DRAFTS IN CONNECTION WITH SUCH INSURANCE. Lessee shall also promptly execute and deliver to Lessor such further documents d take further action as Lessor may request to more effectively carry out the intent and purposes of this Lease.

IN WITNESS WHEREOF, Lessor and Lessee have each caused this Master Lease Agreement to be duly executed as of the day and year first above written.

U.S. Bancorp Equipment Finance, Inc. - Machine Tool Finance Group
(LESSOR)

By: _______________________
An Authorized Officer Thereof


ERAN ENGINEERING, INC.
(LESSEE)

By: /s/ Joseph Gledhill
------------------------------
JOSEPH GLEDHILL
PRESIDENT

                       ADDRESS FOR ALL NOTICES TO LESSOR:
                                  PO Box 230789
                             Portland, OR 97281-0789
                                              SCHEDULE TO MASTER LEASE AGREEMENT
Equipment Finance

                                         Schedule Number 609150a-022-0029531-001

THIS SCHEDULE is made as of January 20, 2005 by and between U.S. Bancorp Equipment Finance, Inc. - Machine Tool Finance Group ("Lessor") having its principal place of business at PO Box 230789, Portland, OR 97231-0789, and ERAN ENGINEERING, INC. ("Lessee"), having its business located at, 1021 FULLER STREET, SANTA ANA, CA 92701, pursuant to the Master Lease Agreement dated as of January 20, 2005 between Lessee and Lessor (the "Lease"), the terms of which (including the definitions) are incorporated herein. The terms of the Lease and this Schedule together shall constitute a separate instrument. Capitalized terms used but not defined herein are used with the respective meanings specified in the Lease. If any terms hereof are inconsistent with the terms of the Lease, the terms hereof shall prevail.

             LESSOR AND LESSEE HEREBY COVENANT AND AGREE AS FOLLOWS:

1. The following specified equipment (the "Property") is hereby made and constituted Property for all purposes pursuant to the Lease:

ONE (1) KITAMURA MODEL 8X BRIDGE CENTER WITH GLASS SCALES, FULL FULL 4TH AXIS, 16 INCH ROTARY TABLE, FANUC IIMF CONTROL, CAT 50, TRAVELS OF 44 INCHES IN Y, 98 INCHES IN X

TOGETHER WITH ALL REPLACEMENTS, PARTS, REPAIRS, ADDITIONS, ACCESSIONS AND ACCESSORIES INCORPORATED THEREIN OR AFFIXED OR ATTACHED THERETO AND ANY AND ALL PROCEEDS OF THE FOREGOING, INCLUDING, WITHOUT LIMITATION, INSURANCE RECOVERIES.

2. The Property will be installed or stored at the following address:

1021 FULLER STREET, SANTA ANA, CA 92701County: ORANGE

3. The cost of the Property ("Property Cost") is: $144,000.00

                                       Please Initial Here: ____/s/_____________

4. The total amount financed pursuant to this Schedule is: $119,000.00.

5. Lessee shall owe basic rental payments (plus applicable sales/use taxes) in Arrears payable as follows: Thirty Six (36) rental payments in the amount of $3,655.36 each. The first such payment shall be due thirty (30) days after acceptance (the "Equipment Acceptance Date"). Each subsequent payment shall be due on the Payment Due Day (as defined in the paragraph below) corresponding to the day of the month of the Equipment Acceptance Date.

PAYMENT DUE DAY. Payment Due Days are on the 1st, 10th and 20th of each month. Acceptance or Rental Commencement Dates occurring on the 26th through the 5th day of a month shall have a Payment Due Day on the First of each month. Acceptance or Rental Commencement Dates occurring on the 6th through the 15th day of a month shall have a Payment Due Day on the 10th of each month. Acceptance or Rental Commencement Dates occurring on the 16th through the 25th day of a month shall have a Payment Due Day on the 20th of each month.

6. PAYMENT ADJUSTMENT. If a Delivery and Acceptance Certificate (a 'Certificate') is not executed within Ten (10) day(s) of the date of this Schedule, then, as of the date such Certificate is executed (the 'Adjustment Date'), the monthly rental payments due hereunder shall be recalculated based upon increases in the spot rate for Forty Eight (48)-month U.S. Bancorp's Funds Transfer Pricing Rate/Cost of Funds (the 'Spot Rate') from the date hereof until the Adjustment Date. If, on the Adjustment Date, the Spot Rate is greater than 3.41%, then the monthly rental payments due hereunder shall be increased to reflect the actual rate. Thereafter, the monthly rental payments shall remain fixed during the Term hereof.

7. LATE CHARGE. If any installment of rent shall not be received by Lessor within ten (10) days after such amount is due, Lessee shall pay to Lessor a late charge equal to the lesser of the maximum amount allowed by law or Eight (8) percent of such overdue amount (due to additional credit monitoring and other costs).

8. TITLE PASSAGE. a. Lessee is obligated to purchase the Property at the end of the Term or any renewal hereof for a purchase price of $ 101.00 (the "Purchase Price"). The Purchase Price shall be deemed to be the "anticipated" residual value of the Property (as such term is used in the Lease). Any ownership interest of Lessor in the Property is hereby transferred to Lessee "As Is" and "Where Is" without any express or implied representations or warranties. Notwithstanding the foregoing, Lessor shall retain a security interest in the Property.

b. Notwithstanding anything to the contrary in the Lease, this Schedule shall be deemed to be a conditional sales contract and Lessor is not and shall not be deemed to be the owner of the Property for any purpose. Therefore, Lessor shall not be liable for personal property taxes assessed against the Property and shall not report the Property to the applicable taxing authorities. As owner, Lessee shall report and remit directly to the applicable taxing authorities any and all personal property taxes assessed against the Property, in accordance with applicable law, and shall maintain proof of payment.

9. Lessor and Lessee agree that Section 8 of the Lease entitled 'Income Tax Indemnity' shall NOT apply to this Schedule.

IN WITNESS WHEREOF, the Lessor and the Lessee have each caused this Schedule to be duly executed as of the day and year first above written. U.S. Bancorp Equipment Finance, Inc. - Machine Tool Finance Group (LESSOR)

By: _______________________
An Authorized Officer Thereof


ERAN ENGINEERING, INC.
(LESSEE)

By:  /s/ Joseph Gledhill
   ------------------------
JOSEPH GLEDHILL
PRESIDENT

                       ADDRESS FOR ALL NOTICES TO LESSOR:
                                  PO Box 230789
                             Portland, OR 97281-0789